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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

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                                   FORM 8-K/A
                                AMENDMENT NO. 1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 OCTOBER 6, 2006

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                      IRONCLAD PERFORMANCE WEAR CORPORATION
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

             0-51365                                     95-4762694
    (Commission File Number)                  (IRS Employer Identification No.)

                           2201 PARK PLACE, SUITE 101
                              EL SEGUNDO, CA 92045
                         (Address of Principal Executive
                              Offices and zip code)

                                 (310) 577-5820
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY  NOTE:  The  sole  purpose  of  this  amendment  is to  correct  the
Commission File Number set forth on the cover of the Current Report on Form 8-K filed October 10, 2006 by Ironclad Performance Wear Corporation (the "Original Filing"). This Amendment amends and restates in its entirety only the cover page and does not affect any other part or exhibits to the Original Filing, and those unaffected parts or exhibits are not included in this Amendment.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IRONCLAD PEFORMANCE WEAR CORPORATION

     Date: February 9, 2007           By:  /s/ Thomas E. Walsh
                                           -------------------------------------
                                           Thomas E. Walsh
                                           Chief Financial Officer


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